UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2022 (September 27, 2022)

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7450 N. MCCORMICK BLVD., SKOKIE, ILLINOIS	60076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Extension of the Expiration Date for the Tender Offer and Consent Solicitation

On September 27, 2022, Pegasus Merger Co. (“Merger Sub”), an affiliate of certain investment funds managed by affiliates of Apollo Global Management, Inc., announced that it has amended the terms of its previously announced cash tender offers (together, the “Tender Offer”) and consent solicitations (together, the “Consent Solicitation”) to purchase any and all of Tenneco Inc.’s outstanding 5.125% Senior Secured Notes due 2029 and 7.875% Senior Secured Notes due 2029 to extend the expiration date from 5:00 p.m., New York City time, on September 27, 2022 to 5:00 p.m., New York City Time, on October 17, 2022 (as so extended, and as may be further extended, the “Expiration Date”).

A copy of the press release issued by Merger Sub announcing the extension of the Expiration Date is attached to this Current Report on Form 8-K as Exhibit 99.1, and such Exhibit is incorporated herein by reference.

Plan to Extend Redemption Date for Outstanding Unsecured Notes

On September 7, 2022, Tenneco Inc. (“Tenneco”) announced that it had given notice of its intention to redeem all of its outstanding 5 3⁄8% Senior Notes due 2024 and all of its outstanding 5.0% Senior Notes due 2026 (collectively, the “Unsecured Notes”) on October 7, 2022 (such date, as it may be extended, the “Redemption Date”). The obligation of Tenneco to redeem the Unsecured Notes and pay the applicable redemption price to the holders of the Unsecured Notes on the Redemption Date is conditioned on (i) the completion of the acquisition of Tenneco by Pegasus Holdings III, LLC (“Holdings”) pursuant to the terms of the Agreement and Plan of Merger, dated February 22, 2022, among Tenneco, Merger Sub and Holdings (such condition, the “Merger Condition”) and (ii) the completion by Merger Sub of an offering of debt securities on or prior to the Redemption Date in an aggregate principal amount satisfactory to Merger Sub (such condition, the “Financing Condition”), and the Redemption Date may be delayed until each of the Merger Condition and Financing Condition has been satisfied or waived by Tenneco. As of the date of this Current Report, Tenneco does not expect the Merger Condition or the Financing Condition to be satisfied by October 7, 2022 and therefore plans to extend the Redemption Date to sometime after October 17, 2022. Tenneco will notify the holders of the Unsecured Notes of the exact date to which the Redemption Date will be extended prior to the originally scheduled Redemption Date on October 7, 2022.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press release of Pegasus Merger Co. issued September 27, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: September 27, 2022	By:	/s/ Thomas J. Sabatino, Jr.
Thomas J. Sabatino, Jr.
Executive Vice President and General Counsel